Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of income (loss) before income taxes were as follows:

	Year ended December 31,
	2022	2021	2020
U.K.	$27	$(9)	$4
Non-U.K.	(145)	(96)	(97)
Total	$(118)	$(105)	$(93)

A summary of the provisions for current and deferred income taxes is as follows:

	Year ended December 31,
	2022	2021	2020
Income tax (benefit) expense:
U.K.
Current	$—	$—	$—
Deferred	—	—	—
Non-U.K.
Current	4	13	10
Deferred	59	(44)	2
Total	$63	$(31)	$12

The reconciliation of the differences between the U.K. income taxes at the U.K. statutory rate to Venator’s provision for income taxes is as follows:

	Year ended December 31,
	2022	2021	2020
Loss from continuing operations before income taxes	$(118)	$(105)	$(93)
Expected tax benefit at U.K. statutory rate of 19%	$(23)	$(20)	$(18)
Change resulting from:
Non-U.K. tax rate differentials	(14)	(10)	(9)
Other tax effects, including nondeductible expenses	3	2	2
Effect of tax rate changes	—	(9)	(6)
Change in valuation allowance	96	6	43
Other	1	—	—
Total income tax (benefit) expense	$63	$(31)	$12

Venator operates in over 20 non-U.K. tax jurisdictions with no specific country earning a predominant amount of its off-shore earnings. Some of these countries have income tax rates that are approximately the same as the U.K. statutory rate, while other countries have rates that are higher or lower than the U.K. statutory rate. Losses earned in countries with higher average statutory rates than the U.K., resulted in higher tax benefit of $14 million, $10 million and $9 million, respectively, for the years ended December 31, 2022, 2021 and 2020.
Components of deferred income tax assets and liabilities at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021
Deferred income tax assets:
Net operating loss carryforwards	$621	$621
Pension and other employee compensation	28	50
Property, plant and equipment	56	60
Operating lease liability	11	11
Other, net	84	87
Total	$800	$829
Total deferred income tax liabilities:
Pension and other employee compensation	$(25)	$(36)
Property, plant and equipment	(28)	(42)
Operating lease, right of use asset	(9)	(10)
Other, net	(8)	—
Total	$(70)	$(88)
Net deferred tax assets before valuation allowance	$730	$741
Valuation allowance	(719)	(664)
Net deferred tax assets	$11	$77
Non-current deferred tax assets	11	77
Non-current deferred tax liabilities	—	—
Net deferred tax assets	$11	$77

Venator has NOLs of $3,004 million in various jurisdictions, principally in Finland, France, Germany, Italy, Luxembourg, Spain, South Africa, U.S. and the U.K., all of which have no expiration dates except for $1,319 million, which begin to expire on December 31, 2028 and is subject to a valuation allowance.

Included in the $3,004 million of gross NOLs is $1,041 million attributable to our Luxembourg entity, which begin to expire on December 31, 2035. As of December 31, 2022, due to the uncertainty surrounding the realization of the benefits of these losses, there is a full valuation allowance of $237 million against these net tax effected NOLs.
Venator has total net deferred tax assets, before valuation allowance, of $730 million, including $621 million of tax-effected NOLs. After taking into account deferred tax liabilities, Venator has recognized valuation allowance on net deferred tax assets of $719 million, including valuation allowances in the following countries: Finland, France, Germany, Hong Kong, Italy, Luxembourg (as discussed above), Malaysia, South Africa, Spain, and the U.K. Venator also has net deferred tax assets of $11 million, not subject to valuation allowances, primarily in the U.S.

Valuation allowances are reviewed each period on a tax jurisdiction by jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of businesses and cumulative income or losses during the applicable period. Uncertainties regarding expected future income in certain jurisdictions could affect the realization of deferred tax assets in those jurisdictions and result in additional valuation allowances in future periods.

Venator began to experience global inflationary pressures during 2021, particularly in Europe, where we experienced significant increases in energy costs during periods subsequent to the COVID-19 pandemic shutdowns. The inflationary pressures on European energy were exacerbated in 2022 after Russia’s invasion of Ukraine while other operating costs also remained inflated. Beginning in the third quarter of 2022, we began to experience a significant reduction in demand for our TiO2 products sold in Europe and APAC while energy market prices reached record highs and other cost inflation continued to increase. For further information regarding going concern, see "Note 1. Description of Business, Going Concern, and Summary Of Significant Accounting Policies." At December 31, 2022, we concluded that there was insufficient positive evidence in our Spanish business to overcome this negative evidence. As a result we recognized a full valuation allowance against Spanish net deferred tax assets of $50 million.

Based on management’s ongoing analysis of positive and negative evidence within our Malaysia business we concluded at September 30, 2022 that there was insufficient positive evidence to overcome a history of losses. As a result, we recognized a full valuation allowance against Malaysian net deferred tax assets of $9 million.

At December 31, 2021, in part because of the strength and consistency of historical, current, and anticipated future earnings, we determined there was sufficient positive evidence within our Spanish business to conclude that it was more likely than not that deferred taxes would be realizable. We therefore removed the remaining valuation allowance accordingly, recognizing an income tax benefit of $47 million.

Pursuant to Sections 382 and 383 of the Code, utilization of U.S. tax attributes, including loss carryforwards, are subject to annual limitations due to any ownership changes of 5% owners. In general, an ownership change, as defined by Section 382, results when the ownership of certain stockholders or public groups increases by more than 50 percentage points over a three-year period. If an ownership change occurs, the annual limitation on the future utilization of tax attributes existing on the change date is equal to the value of the stock of the corporation times the long term tax exempt rate. This amount may then be increased or decreased in the five years after the change by recognized built in gains or losses that existed in the company’s assets on the change date.

SK Capital’s acquisition of 42.5 million Venator shares from Huntsman on December 23, 2020 resulted in a change of control pursuant to Section 382. As a result, certain Venator deferred tax assets, including U.S. tax net operating losses with an unlimited carryforward period, are subject to an annual limitation on the amount of taxable income which can be offset by such tax assets. The limitations from the ownership change may cause us to pay U.S. federal income taxes earlier than we otherwise would have. Based on management’s analysis of positive and negative evidence within our U.S. business, and especially considering historical earnings and the evidence of estimated future income in an amount sufficient to exceed the limitation, we have concluded at December 31, 2022 and 2021, respectively, that there is sufficient positive evidence that our U.S. deferred tax assets will be realized. Net deferred tax assets in our U.S. business were $11 million and $14 million at December 31, 2022 and 2021, respectively.
The following is a reconciliation of the unrecognized tax benefits:

	2022	2021	2020
Unrecognized tax benefits as of January 1,	$17	$18	$16
Gross increases and decreases- tax positions taken during prior period	—	—	2
Gross increases and decreases—tax positions taken during the current period	—	—	—
Decreases related to settlements of amounts due to tax authorities	—	(1)	—
Reductions resulting from the lapse of statutes of limitation	—	—	—
Foreign currency movements	—	—	—
Unrecognized tax benefits as of December 31,	$17	$17	$18
As of December 31, 2022, 2021 and 2020, the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $3 million, $3 million and $1 million, respectively.
In accordance with Venator’s accounting policy, we recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense, which were insignificant for each of the years ended December 31, 2022, 2021 and 2020.
Venator conducts business globally and, as a result, files income tax returns in the U.S. federal, various U.S. state and various non-U.S. jurisdictions. The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

Tax Jurisdiction	Open Tax Years
France	2019 and later
Germany	2014 and later
Italy	2017 and later
Malaysia	2015 and later
Spain	2019 and later
United Kingdom	2019 and later
United States federal	2019 and later
Certain of Venator’s U.S. and non-U.S. income tax returns are currently under various stages of audit by applicable tax authorities and the amounts ultimately agreed upon in resolution of the issues raised may differ materially from the amounts accrued.
Venator estimates that it is reasonably possible that no change of its unrecognized tax benefits could occur within 12 months of the reporting date.
For U.S. federal income tax purposes Huntsman recognized a gain as a result of the IPO and the separation to the extent the fair market value of the assets associated with our U.S. businesses exceeded the basis of such assets for U.S. federal income tax purposes at the time of the separation. As a result of such gain recognized, the basis of the assets associated with our U.S. businesses was increased. Pursuant to the tax matters agreement entered into at the time of the separation, we are required to make a future payment to Huntsman for any actual U.S. federal income tax savings we recognize as a result of any such basis increase for tax years through December 31, 2028. As of each of December 31, 2022 and 2021, we expected future payments to be $21 million. Any subsequent adjustment asserted by U.S. taxing authorities could change the amount of gain recognized with a corresponding basis and liability adjustment for us under the tax matters agreement.
Due to the substantial doubt about our ability to continue as a going-concern, Venator is no longer able to control the decision to indefinitely reinvest earnings of our non-U.K. subsidiaries. The financial uncertainty that exists creates a presumption that unremitted non-U.K. earnings will be needed to meet existing obligations. As a result, we have recognized a deferred tax liability of $2 million related to undistributed earnings of non-U.K. subsidiaries at December 31, 2022.